Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of China Sky One Medical, Inc. (the “Company”) for the period ended September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Liu Yan Qing, Chairman, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:  November 16, 2009

By:	/s/ Liu Yan Qing
	Name:	Liu Yan Qing
	Title:	Chairman, Chief Executive Officer and President (Principal Executive Officer)